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                                                                   Exhibit 10.17

                                                                    (LONZA LOGO)

                                 AMENDMENT NO. 1

                                       TO

              THE DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

                              dated 08 January 2004

                                     between

                               LONZA BIOLOGICS ***

                                       and

                          TRUBION PHARMACEUTICALS, INC.

Re:

Schedule 2 -- Services

New Stage

     Add Stage 15 ***

Schedule 3 -- Price and Payment
   Price and Payment for Stage 15

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                                                                    (LONZA LOGO)

THIS AMENDMENT is made the 4th day of June 2004

BETWEEN

1.   LONZA BIOLOGICS ***, the registered office of which is at *** ("LB") and

2. TRUBION PHARMACEUTICALS, INC., of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer").

WHEREAS

A. Customer and LB entered into a development and manufacturing services agreement dated 08 January 2004 ("the Agreement'), under which LB is required to perform Services relating to the Cell Line and the Product, as further described in the Agreement, and

B. Customer would like LB to perform additional services under the Agreement, and

C. LB is prepared to perform the additional services, and the parties wish to amend the Agreement accordingly.

NOW THEREFORE it is agreed hereby as follows:

1. Schedule 2 of the Agreement shall be amended to include the following additional stage, Stage 15 (Development Pilot Batch (non-cGMP) at *** Scale):

                                   SCHEDULE 2

15   STAGE 15 --***

     15.1 OBJECTIVES

          ***

     15.2 ACTIVITIES

          -    ***.

     15.3 TIMESCALE

          This Stage will commence any time after:

     -    the *** is available for use, and/or;

     - sufficient information is available from Stages 1 and 3 of the Services to proceed.

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                                                                    (LONZA LOGO)

     This Stage shall be complete upon issue of the summary report to the Customer. It is estimated that this report shall be issued *** from commencement of this Stage.

2. Schedule 3 of the Agreement shall be amended by the addition of the following provisions in respect of the additional Stages contained in this Amendment No. 1:

                                   SCHEDULE 3

                           Price and Terms of Payment

1.   Price

     In consideration for LB carrying out the Services described in Stage 15 as detailed in Schedule 2 the Customer shall pay LB as follows:

     STAGE ***

     Stage 15 Development Pilot Batch (non-cGMP) at *** Scale ***

2.   Payment

     Payment by the Customer of the Price for Stage 15 shall be made against LB's invoices as follows:

     2.1  For Stage 15

          ***  upon commencement of Stage 15.

          ***  upon completion of Stage 15.

3. Any capitalized term used but not defined in this Amendment No. 1 shall have the meaning given in the Agreement.

4. Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

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                                                                    (LONZA LOGO)

     IN WITNESS WHEREOF the parties have caused this Amendment No. 1 to be executed by their duly authorised representatives thereunto as of the day and year first above written.


Signed for and on behalf of             /s/ ***
LONZA BIOLOGICS ***                     ----------------------------------------


Signed for and on behalf of             ***
TRUBION PHARMACEUTICALS, INC.           ----------------------------------------
                                                                           TITLE

                                        /s/ Kendall Mohler
                                        ----------------------------------------
                                        SVP, R&D                           TITLE